                                          CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                          200.83 AND 230.406 * INDICATES OMITTED
                                          MATERIAL THAT IS THE SUBJECT OF
                                          CONFIDENTIAL TREATMENT REQUEST
                                          THAT IS FILED SEPARATELY WITH THE
                                          COMMISSION

                             DATA DISTRIBUTION AGREEMENT

                      THIS AGREEMENT IS SUBJECT TO ARBITRATION.

     This Agreement is made and entered into this 15th day of May, 1996, by and between Newgen Results Corporation ("Newgen") with offices located at 12526 High Bluff Drive, Suite 150, San Diego, California 92130, and Universal Computer Services, Inc. ("UCS"), Universal Computer Consulting, Ltd. ("UCC"), and Ford Dealer Computer Services, Inc. ("FDCS"), (UCS, UCC, and FDCS collectively referred to as "Supplier"), with offices located at 6700 Hollister, Houston, Texas 77040.

     WHEREAS, UCC, UCS and FDCS provide computer services and support to automobile dealerships in the United States, for, respectively, the UCS In-House Computer System and the FDCS In-Dealership Computer System;

     WHEREAS, Newgen desires Supplier's assistance with its Service Results program and other related services or products which are for the merchandising and sale of service and parts business to vehicle owners;

     WHEREAS, Newgen desires to obtain historical customer pay repair order information, recurring customer pay repair order information, historical warranty repair order information, recurring warranty repair order information, historical vehicle service file information, historical vehicle sales file information, newly sold vehicle information, and newly serviced vehicle information, in tape format from the UCS In-House Computer System or the FDCS In-Dealership Computer System of participating automobile dealers;

     WHEREAS, Newgen and Supplier desire, by this Agreement to provide for the terms and conditions under which Supplier will provide this information to Newgen.

     NOW, THEREFORE, In consideration of the mutual promises and obligations contained in this Agreement, Newgen and Supplier agree to enter into this Data Distribution Agreement on the following terms and conditions:

                                      SECTION 1
                                     DEFINITIONS

     For the purpose of this Agreement, the following words will have the meanings ascribed to them as follows:

1.1 ANALYSIS REPORT - Report generated by Supplier which shows the number of different vehicles which visited a potential Dealer's service department or were sold by Dealer during the [***], [***], [***], [***], [***], and [***] months prior to Newgen's request for the report.

1.2 COMPUTER SYSTEM - Either the UCS In-House Computer System or the FDCS 7000 MP In-Dealership Computer System.

1.3  DEALER - Automobile dealer as designated by Newgen in accordance with
     Section 4.6 as a participating dealer under this Agreement, who uses either the UCS In-House Computer System or the FDCS In-Dealership Computer System.

1.4 DEALER AGREEMENT - Agreement between Dealer and either UCS, UCC, or FDCS for support of Dealer's Computer System.

1.5 Dealer Data - The [***] information, the [***] information, the [***] information, the [***] information, the [***] information, the [***] information, the


                                            *  Confidential Treatment Requested
                                          1

     [***] information, and the [***] information contained on Dealer's Computer System which Dealer has licensed to Supplier for the purposes described in this Agreement.

1.6 FDCS IN-DEALERSHIP COMPUTER SYSTEM - The 7000 MP integrated computer system for automobile dealerships supported by FDCS. This does not include any DX-10, UNIX, or Rainbow computer systems which may be supported by FDCS.

1.7 NEWGEN'S REVENUE - The monthly gross revenue Newgen generates from all services and products Newgen provides to Dealers and other entities each month, including any special charges or surcharges, which were derived from or used the Dealer Data provided to Newgen by Supplier.

1.8 UCS IN-HOUSE COMPUTER SYSTEM - The integrated computer system for automobile dealerships supported by UCS.

                                      SECTION 2
                              TITLE AND LICENSE OF DATA

2.1 TITLE. Except as a licensee of Dealer Data pursuant to the Dealer Agreements and this Agreement, Supplier and Newgen each acknowledge that all rights, title and interest in Dealer Data will remain vested in each individual Dealer.

2.2 LICENSE. Supplier hereby grants Newgen a personal, non-exclusive, non-transferable sublicense to use that Dealer Data which has been provided by Supplier to Newgen for the sole purpose of assisting Newgen in providing to Dealers Newgen's Service Results program and other related services or products which are for the merchandising and sale of service and parts business to vehicle owners, pursuant to this Agreement.

                                      SECTION 3
                             RESPONSIBILITIES OF SUPPLIER

3.1 DEALER DATA COPIES. Supplier will provide Newgen with a tape(s) of the Dealer Data collected from each Dealer's Computer System once per week for all Dealers. Supplier will provide the Dealer Data in the format specified in Exhibit B.


3.2 ANALYSIS REPORTS. Upon request by Newgen, Supplier will provide to Newgen an Analysis Report.

3.3 OPERATION CODES. Supplier will provide to Newgen, at no charge, on a one time basis, the Dealer's operation codes. The specifications for the Dealer operation codes are set forth in Exhibit B.

                                      SECTION 4
                              RESPONSIBILITIES OF NEWGEN

4.1 AMENDMENT TO DEALER AGREEMENT. Newgen acknowledges that every Dealer will be required to execute an amendment to Dealer's Agreement whereby Dealer grants to Supplier a royalty-free license to use and distribute Dealer Data to Newgen for the purpose of facilitating Newgen's internal use of the Dealer Data. Supplier will provide to Newgen blank forms of said amendment which will incorporate the provisions of Exhibit A. Supplier authorizes Newgen to present to Dealers said form amendment for execution by Dealer. Newgen agrees to have every Dealer execute said amendment. Upon receipt by Newgen of an executed amendment from a Dealer, Newgen shall immediately forward the original of said executed amendment to Supplier. Newgen agrees that said amendment may not be altered in any manner, and that said amendment is not deemed effective and binding unless and until it is executed by an officer of Supplier. Newgen acknowledges that they are not granted any other authority by Supplier other than to present said amendments for execution and the collection of said executed amendments.


                                            *  Confidential Treatment Requested

4.2 PAYMENT FOR DATA AND REPORTS. Newgen agrees to pay Supplier for the Dealer Data and Analysis Reports as described in Section 5 of this Agreement.

4.3 EXPENSES. Newgen agrees to pay $[****] to Supplier within thirty (30) days of the execution date of this Agreement, for the creation of the software program(s) necessary to produce the Dealer Data tape. In addition, if Newgen requires modifications to any such software program(s), Newgen agrees to pay to Supplier any and all costs and expenses associated with such modification. Newgen agrees to pay $[****] to Supplier within thirty (30) days of the execution date of this Agreement for the creation of the software program(s) necessary to produce the Analysis Report.

It is anticipated that the development time to create the software program(s) necessary to produce the Dealer Data tape will be thirty (30) to sixty (60) days. However, should Supplier be unable to create the software program(s) necessary to produce the Dealer Data tape within one hundred twenty (120) days, Supplier will refund to Newgen the $[****] amount Newgen paid to Supplier pursuant to Section 4.2 above, and this Agreement will be terminated.

It is anticipated that the development time to create the software program(s) necessary to produce the Analysis Report will be thirty (30) to sixty (60) days. However, should Supplier be unable to create the software program(s) necessary to produce the Analysis Report within one hundred twenty (120) days, Supplier will refund to Newgen the $[****] Newgen paid to Supplier pursuant to Section 4.2 above, and Supplier will have no further obligation to produce any Analysis Reports. Newgen acknowledges that such a failure by Supplier to create the software program(s) necessary to produce the Analysis Report shall not constitute a default under this Agreement.

4.4 DEALER DATA TAPE FORMAT. The specifications for the Dealer Data are listed in Exhibit B.

4.5 AUTHORIZATION FOR REPRESENTATIONS, WARRANTIES OR GUARANTEES. Newgen shall refrain from making any representations, warranties or guarantees to any third parties regarding the Dealer Data supplied by Supplier to Newgen, except as specified herein or as expressly authorized in writing by Supplier, such authorization not to be unreasonably withheld.

4.6 DEALER DESIGNATION. Newgen shall provide to Supplier, within thirty (30) days of the execution of this Agreement, a written list of the Dealers which Newgen wants to participate under this Agreement. Newgen shall give Supplier written notice of any new Dealers whom Newgen wants to participate under this Agreement. Newgen acknowledges that Supplier makes no guarantees on the length of time it will take to set up a Dealer in the program.

Newgen shall provide to Supplier written notice of a Dealer's termination from the program within ten (10) days after the Dealer's termination date from the program.

4.7 INVOICING INFORMATION. In order that Supplier may generate an invoice to Newgen, Newgen shall, at no charge, provide to Supplier no later than the 5th calendar day of the month following the month to be invoiced, or within three
(3) calendar days of the date Newgen provides the [***] or hard copy of the billing information to Ford Motor Company, whichever comes first, a copy of the [***] or hard copy of the billing information which Newgen supplies to Ford Motor Company to enable Ford Motor Company to bill Dealers for the services and products Newgen provides Dealers. Newgen shall, at no charge to Supplier, provide Supplier with data specifications and cooperate with Supplier to assist Supplier in reading the [***]. If Supplier is unable to read the [***] or if there is no [***], Newgen shall provide Supplier the billing information in hard copy format.

For all non-Ford and non-Lincoln-Mercury Dealers, Newgen shall, at no charge, provide to Supplier, no later than the 5th calendar day of the month following the month to be invoiced, a [***] or hard copy of the billing information of what Newgen invoiced Dealers for the services and products Newgen provided the Dealers.

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

                                    Section 5

                             PRICES AND COMPENSATION


5.1 DEALER DATA CHARGE FOR [***]. Newgen agrees to pay Supplier a charge per [***], [***], [***], and [***], included on each [***] Dealer Data [***]
provided to Newgen. This charge will be $[****] per [***], $[****] per [***], $[****] per [***], and $[****] per [***] provided to Newgen. The maximum Dealer Data charge for [***], as described in this Section 5.1, for any one Dealer will not exceed $[****]. This $[****] limit will apply to each individual dealership site owned by a [***], not to a group of dealership sites owned by a Dealer. Where a Dealer owns more than [***] dealership site, the maximum Dealer Data change for [***] will be as follows:


     NUMBER OF DEALERSHIP                MAXIMUM DEALER DATA
    SITES OWNED BY A DEALER                   CHARGE FOR
                                         [***] FOR THE DEALER
     ----------------------       ----------------------------------
            [***]                             $ [****]
            [***]                             $ [****]
            [***]                             $ [****]
            [***]                             $ [****]
            [***]                             $ [****]
            [***]                             $ [****]
            [***]                             $ [****]
            [***]                             $ [****] plus [***] for each
                                                       additional dealership
                                                       site over [***]

Supplier may increase this charge at any time after twelve (12) months from the date of execution of this Agreement by an amount based on the percentage rate of price increases for all goods and services as determined by the Bureau of Labor Statistics of the U.S. Department of Labor (Consumer Price Index).

5.2 PAYMENT OF DEALER DATA CHARGE FOR [***]. The Dealer Data charges for [***] described in Section 5.1, for each new Dealer, may be paid by Newgen in [***] payments. Each payment shall be in an amount equal to [***] of the total Dealer Data charges for [***] for the new Dealer. Newgen will not be charged interest on the unpaid portion of the Dealer Data charges for [***] should Newgen elect to pay these charges as described herein. However, should Newgen fail to pay the [***] payments in a timely manner, Newgen will be charged interest as described in Section 5.5. Supplier will not invoice Newgen for the Dealer Data charges for [***] prior to the date that the [***] containing the [***] is shipped to Newgen.

5.3 DEALER DATA CHARGE FOR [***]. Newgen agrees to pay Supplier a charge for [***], [***], [***], and [***]. The charge shall be based on the [***] of [***] and [***], as defined in Section 1.7, during that month. The charge shall be as follows:


         [***]                 CHARGE
     ------------                 ------
        [***]                      [****]% of [***]
        [***]                      [****]% of [***]
        [***]                      [****]% of [***]
        [***]                      [****]% of [***]


     (for example, if there are [***], the Dealer Data Charge would be [****]% of [***] for each [***].)

For new Dealers who start after the first of the month, Newgen will be charged in accordance with this Section 5.3, based on [***] received by Newgen from that new Dealer for the partial month.

                                       * Confidential Treatment Requested
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

5.4 ANALYSIS REPORT CHARGE. Newgen agrees to pay Supplier a charge per Analysis Report. This charge will be $[****] per Analysis Report produced. Supplier may increase this charge at any time after twelve (12) months from the date of execution of this Agreement by an amount based on the percentage rate of price increases for all goods and services as determined by the Bureau of Labor Statistics of the U.S. Department of Labor (Consumer Price Index).

5.5 FREIGHT AND TAPE CHARGES. Newgen agrees to pay to Supplier a charge for each physical data tape sent to Newgen at Supplier's then current rate. Newgen shall be responsible for freight and insurance charges for all shipments to or from Newgen, including but not limited to all shipments of Dealer Data tapes.

5.6 INVOICING. Supplier will invoice Newgen each month for all amounts due to Supplier under this Agreement. Newgen agrees to make payment to Supplier within thirty (30) days of the date of the invoice. In the event that payment is not received by the 30th day of the month following the month for which the invoice is dated, Newgen will be in default of this Agreement and Supplier may invoke any and all remedies available, in law or in equity. Interest calculated at the lesser of 1 1/2% per month or the maximum non-usurious rate currently permitted by law, will be charged to Newgen on all invoices unpaid after thirty (30) days from the date of the invoice.

                                    Section 6
                                    DELIVERY

6.1 MANNER OF DELIVERY. Supplier will deliver all Dealer Data tapes to Newgen utilizing the shipping service selected by Newgen. Newgen accepts the risk of loss for the Dealer Data tapes upon shipment from Supplier's location. Newgen shall be responsible for and pay all shipping and handling costs for delivery of the Dealer Data tapes and reports from Supplier to Newgen.

                                   Section 7
                   WARRANTIES AND LIMITATION OF LIABILITY


7.1 WARRANTIES. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, THERE ARE NO WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE MADE BY SUPPLIER WITH RESPECT TO THE DEALER DATA OR OTHER TRANSACTIONS OR SERVICES CONTEMPLATED HEREIN. This Agreement states the entire obligation of Supplier in connection with the license and provision of Dealer Data to Newgen.


7.2 LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, SUPPLIER SHALL NOT UNDER ANY CIRCUMSTANCES, BE LIABLE TO NEWGEN OR ITS DEALERS FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, EVEN IF SUPPLIER HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING. FURTHERMORE, SUPPLIER SHALL NOT BE LIABLE TO NEWGEN OR ITS DEALERS FOR DAMAGE OR LOSS OF ANY NATURE. WHATSOEVER, AND NEWGEN'S OR ITS DEALERS' SOLE AND EXCLUSIVE REMEDY HEREUNDER SHALL BE THE RIGHT TO HAVE SUPPLIER REPLACE ANY DEFECTIVE TAPE MEDIA CONTAINING THE DEALER DATA WHICH WAS PROVIDED TO NEWGEN. IN ANY EVENT, SUPPLIER SHALL NOT BE LIABLE TO NEWGEN FOR ANY AMOUNT GREATER THAN THE AMOUNT OF THE MONTHLY CHARGES PAID BY NEWGEN TO SUPPLIER FOR THE MONTH IN WHICH THE LIABILITY AROSE.


                                   Section 8
                                     TAXES

8.1 Newgen agrees to pay all taxes, other than those taxes based on Supplier's income, or provide appropriate exemptions, including personal property, sales, use or excise taxes, which may be imposed by any taxing authority as a result of Supplier's sublicense and distribution of the Dealer Data to Newgen.

                                       * Confidential Treatment Requested
                                       5

                                   Section 9
                                  ARBITRATION

9.1 ARBITRATION. All disputes, claims, controversies and other matters in question between the parties to this Agreement, arising out of, or relating to this Agreement, or to the breach thereof, including any claim in which either party is demanding monetary damages of any nature including negligence, strict liability or intentional acts or omissions by either party, and which cannot be resolved by the parties, shall be settled by arbitration. Except as provided otherwise in this Section 9, the arbitration shall be administered in accordance with the commercial arbitration rules of the American Arbitration Association. Arbitrators shall be chosen from a panel of persons with knowledge of electronic data processing industry practices, contracts, and data processing systems. If the parties cannot agree on arbitrators within fifteen (15) days of receipt of the arbitration demand, then the arbitrators shall be chosen in accordance with the commercial arbitration rules of the American Arbitration Association. The arbitration proceeding will be held in Houston, Texas. In no event shall the demand for arbitration be made more than one (1) year after the claim or cause of action arises. The award of the arbitrator or arbitration panel shall be final and binding, and there shall be no appeal therefrom. Judgment upon the award rendered by the arbitrator or arbitration panel may be entered in any court having jurisdiction. The Federal Arbitration Act (9 U.S.C. sections 1 et seq.) shall govern the interpretation and application of this Section 9.

                                   Section 10
                              TERM AND TERMINATION

10.1. INITIAL TERM. The initial term of this Agreement is two (2) years ("Initial Term"), commencing on the date Supplier ships to Newgen the first Dealer Data tape, such date to be conclusively determined by Supplier.

10.2 RENEWAL TERM(S). This Agreement shall be automatically renewed after the Initial Term for consecutive periods of twelve (12) months each ("Renewal Terms"), unless and until terminated by Supplier or Newgen delivering to the other written notice of their intent to terminate the Agreement at least one hundred twenty (120) days prior to the end of the Initial Term or any subsequent Renewal Term.

10.3 TERMINATION OF AGREEMENT. If Newgen materially breaches any obligation of Newgen under this Agreement, except any obligation to make payment to Supplier, Newgen shall have thirty (30) days after receipt of written notice of such default within which to cure such default, and if such default is not cured within such period of time, then Supplier shall have the right without further notice to terminate this Agreement. If Newgen fails to make any payment to Supplier when due, Newgen shall have ten (10) days after receipt of written notice of such payment default within which to cure such payment default, and if such payment default is not cured within such period of time, then Supplier shall have the right without further notice, at Supplier's option, to suspend the delivery of Dealer Data until such payment default is cured, or terminate this Agreement. If Supplier materially breaches any obligation of Supplier under this Agreement, Supplier shall have thirty (30) days after receipt of written notice of such default within which to cure such default, and if such default is not cured within such period of time, then Newgen shall have the right without further notice to terminate this Agreement.

10.4 BANKRUPTCY. If either party becomes the subject of any voluntary proceeding, or any involuntary proceeding which remains undismissed for sixty
(60) days, relating to bankruptcy, insolvency, liquidation, receivership, composition of or assignment for the benefit of creditors ("Bankrupt Party"), the other party may, at its option, terminate this Agreement upon giving Bankrupt Party thirty (30) days written notice of its intention to terminate.

10.5 SURVIVAL OF OBLIGATIONS. The termination of this Agreement shall not terminate, affect or impair any rights, obligations or liabilities of either party hereto which may accrue prior to such termination. Supplier and Newgen specifically agree that the obligations provided in the following sections:

      Sections 2.1, 2.2, 4.4, 7.1, 7.2, 8.1, 9.1, 12.1, 13

shall remain in effect and survive termination.


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

                                     SECTION 11
                             EXCUSE FOR NONPERFORMANCE


11.1 Supplier shall not be held responsible for any delay or failure to perform hereunder where such delay or failure is due to any cause beyond Supplier's direct control including, but not limited to, Acts of God, fire, explosion, flood, strikes or other labor dispute, riot, communications or power supply failure, delay in delivery, failure or malfunction of equipment, lack of or inability to obtain Dealer Data from Dealers, or any other causes, contingencies or circumstances which prevent or hinder performance hereunder or make such performance hereunder impracticable.

                                      SECTION 12
                                   INDEMNIFICATION

12.1 Newgen agrees to indemnify, defend and hold Supplier, its officers, directors, employees, and agents harmless from and against any and all obligations, liabilities, costs, damages and expenses (including reasonable attorney's fees) incurred or arising out of or relating to the provision of Dealer Data by Supplier to Newgen and the use of such Dealer Data by Newgen.

12.2 Supplier agrees to indemnify, defend and hold Newgen, its officers, directors, employees, and agents harmless from and against any and all obligations, liabilities, costs, damages and expenses (including reasonable attorney's fees) incurred or arising out of or relating to the use or distribution of Dealer Data by Supplier.

12.3 A party seeking indemnification will give prompt written notice to the party from whom such indemnification is sought (the "Indemnifying Party") of each claim for indemnification hereunder, specifying the amount and nature of the claim, and of any matter which in the opinion of the Indemnified Party is likely to give rise to an indemnification claim under this Agreement. Indemnified Party will have the right to participate at its own expense in the defense of any such matter or in this settlement. The Indemnifying Party shall use its best efforts consistent with sound business practice to defend any claim or cause of action, and to mitigate the damages, liabilities, losses and expenses giving this to any claim for indemnity pursuant to this
Section 12.

                                   SECTION 13
                                 MISCELLANEOUS


13.1 NONCOMPETITION. Once Newgen notifies Supplier, as set forth in Section 4.6, that a Dealer is participating under this Agreement. Supplier agrees it will not solicit for a period of one hundred twenty (120) days, that Dealer on any of Supplier's products or services which are for the merchandising and sale of service and parts business to vehicle owners. However, should a Dealer who is participating under this Agreement contact Supplier regarding Supplier's products or services for the merchandising and sale of service and parts business to vehicle owners, this section 13.1 shall not restrict Supplier in any way from selling those products or services to that Dealer.

Newgen acknowledges that any Dealer which currently uses any of Supplier's products or services for the merchandising and sale of service and parts business to vehicle owners must fulfill its contractual commitments to Supplier. Further, Newgen agrees that Newgen shall not allow a Dealer to begin on the Newgen Results program prior to the termination of Dealer's contract with Supplier.

13.2 BILLING AUDIT. Newgen shall allow Supplier, at Supplier's own expense, to audit Newgen's billing and accounting records up to four (4) times per year, provided that said audits will be during Newgen's normal business hours and will not cause significant disruption to Newgen's business. Newgen shall cooperate fully with Supplier throughout the audit, and provided to Supplier, in a timely manner, any and all documents necessary to conduct such an audit.

13.3 PUBLICITY; USE OF TRADEMARKS. A party may not use the registered trademarks, service marks, logo, name or any other proprietary designations of the other party without that party's prior written consent, and shall submit to the other party for prior approval any advertising or promotional materials in which such trademarks, service marks or logos are to used, which approval shall not unreasonably be withheld or delayed. Neither party will issue or permit to be issued any publicity, advertisement or other public statement concerning the subject matter of this Agreement without the prior written consent of the other party.

13.4 ASSIGNMENT. Neither party may assign any rights or delegate any duties under this Agreement to any person or entity, except an affiliate of such party, unless the other party has given its prior written consent such consent not to be unreasonably withheld, and any attempt to do so without that consent will be void. However, if either party sells all or substantially all of its assets or a majority interest in its capital stock to a non-affiliated company ("Purchasing Company"), then the other party will allow the assignment of this Agreement to the Purchasing Company. This Agreement will bind and inure to the benefit of the parties and their respective successors and assigns as permitted in this Agreement.

13.5 RELATIONSHIP OF THE PARTIES. Supplier and Newgen agree that each party shall undertake performing their responsibilities pursuant to this Agreement as an independent contractor. Nothing contained herein or done pursuant hereto shall make either party or its agents or employees legal representative, agent or employee of the other for any purpose whatsoever. Neither Supplier nor Newgen (nor any of their agents or employees) shall have any right, power or authority to assume, create or incur, in writing or otherwise, any expense, liability or obligation in the name, or in the behalf, of the other party. Neither Supplier nor Newgen will state or imply the contrary to any third party.

13.6 NOTICES. All notices, requests and approvals required by this Agreements (i) shall be in writing, (ii) shall be addressed to the parties as indicated below unless notified in writing of a change in address, and (iii) shall be deemed to have been delivered either when personally delivered or, if sent by mail, in which event it shall be sent postage prepaid, thereof three (3) business days after mailing, or, if sent by telex, upon delivery thereof. The addresses of the parties are as follows:

     To Newgen:                     Newgen Results Corporation
                                    12526 High Bluff Drive, Suite 150
                                    San Diego, CA  92130
                                    Attention: Sam Simkin

     Copy to:                       Newgen Results Corporation
                                    330 St. Mary Avenue, Suite 620
                                    Winnipeg, Canada  R3C3Z5
                                    Attention: Alan Cantor, Q.C.

     To Supplier:                   Universal Computer Services, Inc.
                                    6700 Hollister
                                    Houston, TX  77040
                                    Attention: Dan Agan

     Copy to:                       Universal Computer Services, Inc.
                                    6700 Hollister
                                    Houston, TX 77040
                                    Attention: Legal Department


13.7 HEADINGS. The Headings contained herein are for convenience of reference only and are not intended to define, limit, expand, or describe the scope or intent of any provision of this Agreement.

13.8 ENFORCEABILITY. This Agreement shall be governed by the laws of the state of Texas. If a part of this Agreement is found invalid or unenforceable, it will be enforced to the maximum extent permitted by law, and other parts of this Agreement will remain in force.

13.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original instrument and all of which together shall constitute the same instrument.

13.10 ENTIRE AGREEMENT, MODIFICATIONS AND CHANGES. This Agreement, together with any exhibits attached hereto, constitutes the entire Agreement between the parties relating to the subject matter herein. This Agreement may only be amended by a written document signed by all parties.

13.11 ACTIONS. No action (including arbitration), regardless of form, arising out of transactions under this Agreement, shall be brought by either party more than one year after the cause of action occurred.

13.12 EXECUTION OF AGREEMENT. This Agreement will be effective and binding only when accepted in Houston, Texas by Supplier, and obligations and undertakings of each of the parties to this Agreement shall be performable in Harris County, Texas.

13.13 NO WAIVER. No waiver will be implied from conduct or failure to enforce rights. No waiver will be effective unless in a writing signed on behalf of the party claimed to have waived.

13.14 INJUNCTIVE RELIEF. Either party may have injunctive, preliminary or other equitable relief to remedy any actual or threatened unauthorized disclosure of trade secrets or unauthorized use, copying, marketing, distribution or sublicensing of trade secrets or other proprietary rights.

13.15 ATTORNEYS' FEES; COSTS. In any suit to enforce this Agreement, the prevailing party will have the right to request the award of costs and reasonable attorneys' fees and expenses, including costs, fees, and expenses on appeal from the arbitrator(s).

13.16 TERMS OF THIS AGREEMENT. Neither party shall, without prior written consent of the other party, such consent not to be unreasonably withheld, disclose to any third party, the terms of this Agreement except as may be necessary to establish or assert rights hereunder or as required by law. Newgen, however, is permitted to disclose to Ford Motor Company, the pricing terms of this Agreement. Further, Newgen agrees that it will not refer to or cite, to any Dealer or other third party, Supplier as the cause of any pricing increases, including any surcharges, Newgen institutes in its pricing of products and services to Dealers.

13.17 RIGHTS OUTSIDE OF AGREEMENT. Nothing contained in this Agreement shall be construed as limiting rights that any party may enjoy outside the obligations set forth or created herein, or in any way preclude any party from independent development or marketing of any product.

13.18 PARTIES. Wherever the reference is made in this Agreement to "parties", this shall be understood to refer to Supplier as one party and Newgen as the other party.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 15th day of May 1996.

NEWGEN RESULTS CORPORATION                  UNIVERSAL COMPUTER SERVICES, INC.
12526 HIGH BLUFF DRIVE, SUITE 150           6700 HOLLISTER
SAN DIEGO, CA  92130                        HOUSTON, TX  77040

By: /s/ Sam Simkin                          By:
    ----------------------------------           ------------------------------
Name:    Sam Simkin                         Name:
     ---------------------------------            -----------------------------
Title:   Vice President/CFO                 Title:
       -------------------------------             ----------------------------


UNIVERSAL COMPUTER CONSULTING, LTD.         FORD DEALER COMPUTER SERVICES, INC.
BY U.C. CONSULTING, INC., GENERAL PARTNER   6700 HOLLISTER
6700 HOLLISTER                              HOUSTON, TX  77040
HOUSTON, TX 77040

By:                                         By:
   --------------------------------------       -------------------------------
Name:                                       Name:
      -----------------------------------         -----------------------------
Title:                                      Title:
      ----------------------------------           ----------------------------

                                      EXHIBIT A

                         TERMS TO BE PRESENT IN AMENDMENT TO
                     DEALER AGREEMENT FOR LICENSE OF DEALER DATA

     Dealer acknowledges that Dealer is participating in Newgen's service reminder programs. This program is for the merchandising and sale of service and parts business to vehicle owners.

     Dealer grants to UCC [UCS] [FDCS] a royalty-free license to use and distribute to Newgen historical customer pay repair order information, recurring customer pay repair order information, historical warranty repair order information, recurring warranty repair order information, historical vehicle service file information, historical vehicle sales file information, newly sold vehicle information, and newly serviced vehicle information ("Dealer Data") contained on Dealer's Computer System.

     Dealer acknowledges and agrees that UCC [UCS] [FDCS] shall not be liable to Dealer in any way, including but not limited to actual, consequential or incidental damages, for any use of the Dealer Data by Newgen, or any failure by Newgen to use the Dealer Data or provide services to Dealer of which the Dealer Data is a part.

     Dealer hereby waives and releases all claims of any nature whatsoever against UCC [UCS] [FDCS] and relieves UCC [UCS] [FDCS] of all liabilities due to errors, omissions, and delays in the provision of the Dealer Data to Newgen.

     This amendment contains the entire understanding between the parties and will be effective and binding only when executed by an officer of UCC [UCS] [FDCS] denoting its acceptance.

                                   Exhibit B

                       DATA FROM UCS/FDCS SYSTEMS 5/9/96

SPECIFICATIONS

1.   Line sequential ASCII file.

2.   Files and fields to be fixed length, not variable.

3. Repair orders to be included are customer pay and warranty, no internal repair orders.

4.   Tape format is 8mm.

5. Newly added vehicle records and RO history data are to be sent weekly to Newgen.

6. All alpha fields should be left justified, upper case and filled with spaces to the right.

7.   All numeric fields will be right justified and filled with zeros.

8.   The only FDCS clients which data can be provided for are 7000 MPs.

9. On the initial data file, the last 2 years of vehicles sold and the last 2 years of vehicles serviced will be sent. This file is called the SOLD VEHICLE AND SERVICE VEHICLE INFORMATION FILE. Thereafter, the only data which will be sent in the SOLD VEHICLE AND SERVICE VEHICLE INFORMATION FILE are;

     A. Those vehicles (new and used) which have been sold in the last week or newly serviced in the past week, and

     B. Any previously sold or serviced vehicle which had a change to one of the address fields.

     These records, for both the initial SOLD VEHICLE AND SERVICE VEHICLE INFORMATION FILE and the weekly SOLD VEHICLE AND SERVICE VEHICLE INFORMATION FILE will be on a separate tape from the REPAIR ORDER HISTORY FILE and the OPERATION CODE FILE.

10. The past 12 months REPAIR ORDER HISTORY FILE will be on a separate tape from the current week's REPAIR ORDER HISTORY FILE. In some cases, dealerships may not have 12 months of RO history, and in those situations, UCS will provide whatever amount of history a dealership has.

11. All RO's closed in the past week will be sent. This file is called the REPAIR ORDER HISTORY FILE. The weekly REPAIR ORDER HISTORY FILE records will be on a separate tape from that of the weekly SOLD VEHICLE AND SERVICE VEHICLE INFORMATION FILE.

12. The Operation Codes and Descriptions table will only be sent one time and will be on a separate tape. This file is called the OPERATION CODE FILE. The Operation Codes can be duplicated within the UCS/FDCS System, and duplicate Operation Codes are only distinguishable by VIN prefixes. Therefore, a table will be needed by Operation Code and VIN prefix, to distinguish duplicate Operation Codes. (ie. Operation Code 200, may be an alignment for a Taurus and an oil change for a Pickup.)

13. On the initial processing for each dealership, three tapes will be sent for each dealership. They are;

     SOLD VEHICLE AND SERVICE VEHICLE INFORMATION FILE (2 years)
     REPAIR ORDER HISTORY FILE (last 12 months if available)
     OPERATION CODE FILE

     If 5 new dealerships begin in one week 15 tapes will be sent.

14.  On every processing thereafter, only two tapes will be sent. They are;

     SOLD VEHICLE AND SERVICE VEHICLE INFORMATION FILE (current week's) REPAIR ORDER HISTORY FILE (current week's)

     All dealerships' data (for the same type of data) will be on the same tape. Meaning if 10 dealerships' data is being sent, 2 tapes will be sent, not 20, (assuming they all fit on two tapes).

15. Customer Pay RO's and Warranty RO's will each be on a separate record on the initial REPAIR ORDER HISTORY FILE tape containing the 12 months of history. Customer Pay RO's and Warranty RO's will each be contained in the same record on the weekly REPAIR ORDER HISTORY FILE tape.

16. Because of the large amount of data stored and the difficulty involved in any retroactive processing or collection of data, Newgen must inform UCS within 3 days of the receipt of any Data tape, if an error or omission was found.

SOLD VEHICLE AND SERVICE VEHICLE INFORMATION            5/9/96

                            Alpha-A
                           Numeric-N
   Data in Field            Both-A/N    Length   Occurs           Comments
   ----------------------  ----------   -------  -------   ------------------------------
1. Dealer Number              A/N          6       1       This is the six digit internal
                                                           UCS account number for the
                                                           dealership. UCS will provide
                                                           the dealerships' names and
                                                           corresponding account numbers.

2. Name (Customer)            A/N          35      1       UCS to provide name exactly as
                                                           it appears in the field on the
                                                           dealerships' computer, usually
                                                           "Last, First". UCS is to do no
                                                           field editing.

3. Address 1                  A/N          30      1

4. Address 2                  A/N          30      1

5. City                       A/N          20      1

6. State                       A            2      1

7. Zip                        A/N           9      1       Left justify, fill with spaces.

8. Customer Home               N           10      1       Include area code. If no area
   Phone                                                   code, first three
                                                           characters will be spaces.

9. Customer Work               N           10      1       Include area code. If no area
   Phone                                                   code, first three
                                                           characters will be spaces.

10. VIN Number                A/N          17      1

11. [****]                    A/N           8      1

12. [****]                    A/N           8      1

13. [****]                     A            1      1       Either [***] or [***]

14. Car Year                   N            2      1       Year can come from the VIN

15. Car Make                  A/N          10      1       Make can come from the VIN

16. Car Model                 A/N          10      1       Make can come from the VIN


                                       * Confidential Treatment Requested

SOLD VEHICLE AND SERVICE VEHICLE INFORMATION (cont)           5/9/96

                            Alpha-A
                           Numeric-N
   Data in Field            Both-A/N    Length   Occurs           Comments
   ----------------------  ----------   -------  -------   ------------------------------
17. Car [****]                A/N          10      1

18. In [****]                   N           6      1        Format is [****]

19. Sold Date                   N           6      1        Format is [****]

20. [****] Number               N           3      1        [***]  [****]
                                                            who [***] the car.

21. Original Miles              N           7      1        Original mileage when sold.

22. [****] Policy             A/N          10      1        [****], the first one listed.

23. [****]                    A/N           9      1        [****], the first one listed.

24. [****] Date               A/N           6      1        [****], the format is [***].

25. Service Advisor           A/N           8      1        Left justify, fill with spaces.
    Number                                                  The permanent assigned advisor.

26. [****] Date                 N           6      1        Format is [****]

27. [***]                       N           7      1        As of the date the car was
    Miles                                                   [***]. Right justify and
                                                            fill with zeros.

28. [****] Date                 N           6      1        [****]

29. Sales Type                A/N           1      1        UPS field    SALETYPE

30. [****]                    A/N          35      1

31. [****]                    A/N           4      1

32. [****]                      N            6      1       Format is [****]

33. [****]                      N            6      1       Format is [****]

                                       * Confidential Treatment Requested


SOLD VEHICLE AND SERVICE VEHICLE INFORMATION (cont)           5/9/96

                              Alpha-A
                            Numeric-N
     Data in Field            Both-A/N    Length   Occurs           Comments
     ----------------------  ----------   -------  -------   ------------------------------
34.  [****] Name                A/N          15       1

35.  [****] Flag                A/N           1       1

36.  [****] Flag                A/N           1       1

37.  [****] Flag                A/N           1       1

38.  [****]                     A/N           3       1       [****]

39.  [****]                     A/N          15       1       [****]

40.  Record                     A/N           2       1       Can be a linefeed or carriage
     Terminator                                               return linefeed.

                                       * Confidential Treatment Requested

Repair Order History File                                     5/9/96
-------------------------

                        Alpha-A
                       Numeric-N
      Data in Field     Both-A/N  Length Occurs           Comments
    ------------------ ---------  ------ ------ -------------------------------
1.  Dealer Number           A/N       6     1   This is the six digit internal
                                                UCS account number for the
                                                dealership. UCS will provide
                                                the dealerships' names and
                                                corresponding account numbers.

2.  VIN Number              A/N      17     1

3.  Repair Order            A/N       8     1   Left justify, fill with spaces.
    Number

4.  Date RO was              N        6     1   Format is
    Closed                                      YYMMDD(year,month,day)

5.  Service Writer          A/N       8     1   Left justify, fill with spaces.
    Number

6.  Car Miles                N        6     1   As of the date the car was
                                                serviced. Right justify and
                                                fill with zeros.

7.  Invoice Charges          N        7     1   Format is DDDDDCC(dollar,cents)
    for Customer Pay                            No decimal point. Right
                                                justify and fill with zeros.

8.  Invoice Charges          N        7     1   Format is DDDDDCC(dollar,cents)
    for Warranty                                No decimal point. Right
                                                justify and fill with zeros.

9.  Invoice Charges          N        7     1   Format is DDDDDCC(dollar,cents)
    (Total of Customer                          No decimal point. Right
    Pay and Warranty)                           justify and fill with zeros.

10.  Operation Codes        A/N      16    40   The first 40 operation codes
     Table                                      used will be identified, along
                                                with the following information.

10A. Operation Code         A/N      15     1   Operation Code, left justify

10B. Customer Pay,           A        1     1   C = Customer Pay, W = Warranty,
     Warranty or

11.  Record                 A/N       2     1   Can be a linefeed or carriage
     Terminator                                 return linefeed.

                              Operation Code File                        5/9/96
                              -------------------

SPECIFICATIONS
--------------
1. Operation Codes will be on a separate tape from the repair order data.
2. The operation code file will only be submitted a single time.
3. The following format will be repeated for the number of operation codes the dealership has.

Operation Code Format
----------------------

                         Alpha-A
                        Numeric-N
      Data in Field     Both-A/N  Length Occurs            Comments
    -----------------   --------- ------ ------ -------------------------------
1. Dealer Number            A/N      6     1     This is the six digit UCS
                                                 account number for the
                                                 dealership.

2. Operation Codes          A/N      15     1    The dealership's operation
                                                 code.

3. VIN Prefix Mask          A/N       8     1    VIN prefixes which relate to
                                                 this operation code. Any dash
                                                 is a wild card.

4. Description              A/N      40     1    The dealership's operation
                                                 code description.

5. Record                   A/N       2     1    Carriage return linefeed.
   Terminator